U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2006

Maneki Mining Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51601                                           98-0441032
        (Commission File No.)                         (IRS Employer Identification No.)

4462 John Street
Vancouver, BC  V5V 3X1
604-764-6552
(Address and telephone number of principal executive offices and place of business)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]   Written  communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- Corporate Governance and Management

Item 5.01        Changes in Control of Registrant

On or about May 17, 2006, control of the Registrant was changed pursuant to an Agreement for the Purchase of Common Stock (“Agreement”) between Mark Hammer, Sean Philip Watkinson, the Sellers, and Vega Star Capital SA, the Purchaser.  Pursuant to the Agreement, a total of One Million Five Hundred Thousand shares owned by the Sellers.  Pursuant to the First Amendment to Agreement for the Purchase of Common Stock, the closing date was fixed as June 7, 2006

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 13, 2006, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

Sean Philip Watkinson

The Director resigning has stated in their resignation letter that his resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company’s operations, policies or practices.

The following individuals have been appointed by to our Board of Directors, effective June 13, 2006:

Name                                  Age      Position
Patricia Hutchins                  50        President, Chief Financial Officer and Director

Patricia Hutchins, 50, has worked as Chief Financial Officer for Capital West Funding Partners LLC since 1995. Ms. Hutchins has over twenty years international business experience including acquisitions, mergers, capital raising and corporate development.

Ms. Hutchins has held executive management positions in several private corporations subsequent to her career with KPMG, and holds a Masters Degree in Federal Taxation.  Ms. Hutchins has served on the Board of Directors of several private corporations and specializes in taxation.  Ms. Hutchins specializes in taxation of high-net worth individuals, estates, trusts and private foundations.  She has advised clients on the use of such sophisticated tax planning tools, such as, the Life Insurance Trust, Charitable Remainder and Charitable Lead Trusts. In addition, she has done income tax and estate planning for Private Foundations.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)        Financial Statements of business acquired
                        To be filed by Amendment
(b)        Pro forma financial information
                         To be filed by Amendment
(c)        Exhibits
                         Exhibit 17.1      Letter of Resignation of Sean Philip Watkinson
                         Exhibit 99.1      Agreement for the Purchase of Common Stock, dated
                                                 May 17, 2006.
                         Exhibit 99.2      First Amendment to Agreement for the Purchase of
                                                 Common Stock, dated June 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 13, 2006

                                                                        Maneki Mining Inc.

                                                                        By:       Patricia Hutchins

                                                                        /s/ Patricia Hutchins
                                                                        Patricia Hutchins, President